UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: March 4, 2009
                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

AMR Corporation is filing herewith a press release issued on March 4, 2009 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report February traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  March 4, 2009

EXHIBIT INDEX

Exhibit    Description

99.1          Press Release

                                                                                   CONTACT:        Tim Wagner
                                                                                    Corporate Communications
                                                                                    Fort Worth, Texas
                                                                                    817-967-1577
                                                                                    corp.comm@aa.com

FOR RELEASE: Wednesday, March 4, 2009

AMERICAN AIRLINES REPORTS FEBRUARY TRAFFIC

FORT WORTH, Texas – American Airlines reported a February load factor of 73.9 percent, a decrease of 2.9 points versus the same period last year.  Traffic decreased 13.5 percent and capacity decreased 10.1 percent year over year.
Domestic traffic decreased 13.7 percent year over year on 12.4 percent less capacity.  International traffic decreased by 13.2 percent relative to last year on a capacity decrease of 6.3 percent.
American boarded 6.2 million passengers in February.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	February
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	8,626,990	9,978,738	-13.5%
D.O.T. DOMESTIC	5,554,968	6,439,362	-13.7
INTERNATIONAL	3,072,022	3,539,377	-13.2
ATLANTIC	1,008,749	1,182,505	-14.7
LATIN AMERICA	1,698,250	1,959,697	-13.3
PACIFIC	365,023	397,174	-8.1
AVAILABLE SEAT MILES (000)
SYSTEM	11,669,972	12,983,662	-10.1%
D.O.T. DOMESTIC	7,161,901	8,172,293	-12.4
INTERNATIONAL	4,508,071	4,811,369	-6.3
ATLANTIC	1,608,738	1,726,113	-6.8
LATIN AMERICA	2,381,070	2,573,912	-7.5
PACIFIC	518,263	511,343	1.4
LOAD FACTOR
SYSTEM	73.9%	76.9%	-2.9	Pts
D.O.T. DOMESTIC	77.6	78.8	-1.2
INTERNATIONAL	68.1	73.6	-5.4
ATLANTIC	62.7	68.5	-5.8
LATIN AMERICA	71.3	76.1	-4.8
PACIFIC	70.4	77.7	-7.2
PASSENGERS BOARDED	6,209,248	7,139,433	-13.0%

SYSTEM CARGO TON MILES (000)	117,026	166,270	-29.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD February
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	18,265,116	20,892,608	-12.6%
D.O.T. DOMESTIC	11,450,969	13,289,184	-13.8
INTERNATIONAL	6,814,147	7,603,424	-10.4
ATLANTIC	2,245,775	2,533,762	-11.4
LATIN AMERICA	3,755,719	4,211,856	-10.8
PACIFIC	812,653	857,805	-5.3
AVAILABLE SEAT MILES (000)
SYSTEM	24,735,415	27,236,103	-9.2%
D.O.T. DOMESTIC	15,061,792	17,113,955	-12.0
INTERNATIONAL	9,673,623	10,122,148	-4.4
ATLANTIC	3,440,680	3,632,790	-5.3
LATIN AMERICA	5,136,773	5,402,593	-4.9
PACIFIC	1,096,170	1,086,765	0.9
LOAD FACTOR
SYSTEM	73.8%	76.7%	-2.9	Pts
D.O.T. DOMESTIC	76.0	77.7	-1.6
INTERNATIONAL	70.4	75.1	-4.7
ATLANTIC	65.3	69.7	-4.5
LATIN AMERICA	73.1	78.0	-4.8
PACIFIC	74.1	78.9	-4.8
PASSENGERS BOARDED	12,905,886	14,809,161	-12.9%

SYSTEM CARGO TON MILES (000)	237,570	330,879	-28.2%

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